SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 14, 2002



                              GRAPHON CORPORATION
            (Exact name of Registrant as specified in its charter)



      Delaware                     0-21683               13-3899021
     (State of              (Commission File No.)       IRS Employer
   incorporation)                                      Identification
                                                           Number)



         11711 South East 8th Street, Suite 215, Bellevue, WA 98005
                 (Address of principal executive offices)

              Registrant's telephone number: (425) 818-1400

Item 9.  Regulation FD Disclosure

(a)  Certification of Quarterly Report by Chief Executive Officer.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of GraphOn Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Dilworth, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ Robert Dilworth
                                       -------------------
                                       Robert Dilworth
                                       Chief Executive Officer
                                       August 14, 2002

(b)  Certification of Quarterly Report by Chief Financial Officer.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of GraphOn Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Swain, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ William Swain
                                       -----------------
                                       William Swain
                                       Chief Financial Officer
                                       August 14, 2002

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 14, 2002                    GRAPHON CORPORATION
                                              (Registrant)

                                    By:   /s/William Swain
                                          -----------------------
                                          William Swain
                                          Chief Financial Officer